ROYCE VALUE TRUST, INC.
8,526,473 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
NON-TRANSFERABLE RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

Supplement to Prospectus Dated May 30, 2018

The table under the heading “Prospectus Summary−Important Dates to Remember” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following table in order to correct the expected confirmation date for rights offer participants from June 10, 2018 to July 10, 2018.

Event	Date
Record Date	May 30, 2018
Subscription Period	June 4, 2018 through July 3, 2018*
Expiration Date	July 3, 2018*
Confirmation to Offer Participants	July 10, 2018* (emphasis added)
Final Payment for Shares	July 3, 2018*

_________

* Unless the Offer is extended.

The first sentence of the sixth paragraph on page 16 of the Prospectus is also hereby deleted in its entirety and replaced with the following sentence in order to correct the expected confirmation date for rights offer participants from June 10, 2018 to July 10, 2018.

A confirmation will be sent by the Subscription Agent to each Stockholder (or, if the relevant Shares on the Record Date are held by a Nominee, to such Nominee) by July 10, 2018 (emphasis added), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; and (iii) any additional amount payable by the Stockholder to the Fund or any excess to be refunded by the Fund to the Stockholder, in each case based on the Subscription Price as determined on the Expiration Date.

June 7, 2018

RVT ProSupp